                                                                    Exhibit 10.7

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

MASTER SERVICES AGREEMENT

This MASTER SERVICES AGREEMENT (the "Agreement") is entered into effective January 2, 2003 (the "Effective Date"), by and between the following Parties:

PeopleSupport, Inc.                               EarthLink, Inc.
1100 Glendon Avenue, Suite 1250                   1375 Peachtree Street, Level A
Los Angeles, CA 90024                             Atlanta, GA 30909
Attention: Lance E. Rosenzweig, Chairman & CEO    Attention: Donald Berryman, Executive Vice
Telephone Number: 310-824-6022                    President
Fax Number: 310-824-6364                          Telephone Number: 404-748-6294
                                                  Fax Number: 404-892-7616
Hereinafter referred to as "PeopleSupport"
                                                  Hereinafter referred to as "Client"

The Parties agree as follows:

1.    SERVICES

A. DESCRIPTION. PeopleSupport will provide to Client the services set forth herein and in Exhibit A attached hereto ("Services") out of one or more of its contact centers. If and as specified in the Statement of Work ("SOW") attached hereto as Exhibit A, the Services will include the provision of equipment, software, telecommunication lines and other facilities, training and human support specified in the SOW. In order to detail, measure and evaluate benchmarks and obligations of the Parties under this Agreement, the Parties shall mutually establish commercially reasonable objectives of performance ("Performance Objectives"), attached or to be attached to the applicable SOW. In support of the Services, Client will provide the items specified as its responsibilities herein and in the SOW.

B. ADDITIONAL SOWS AND CHANGE ORDERS. The Parties may mutually agree on additional SOWs, which will reference the terms and conditions of this Agreement and will become effective upon mutual execution thereof. During the performance of the Services, Client may request in writing, and PeopleSupport may agree, to make material changes in this Agreement, or in the Services, and/or to add services that are not described in a SOW. In addition, changes to the Services may be necessary due to changes in the Client's volume, pattern, or types of its services and/or products, and/or changes to the Client Provided Technology (defined in Section 4D). Such additional or materially changed services ("Additional Services") will be subject to a written, mutually agreed-upon change order to an SOW ("Change Order"). Upon the mutual execution of any such Change Order, the Services will be deemed to include such Additional Services. Unless and until the Parties mutually execute such Change Order, only the terms of this Agreement and the applicable SOW will apply.

2.    TERM AND TERMINATION

A. TERM AND TERMINATION. The initial term of this Agreement (the "Term") will commence on the Effective Date and will extend for one year from the Effective Date. The Agreement, including Exhibit A, will automatically renew for successive one (1) year terms unless either Party provides written notice of its intent not to renew at least ninety (90) days before the expiration of the initial Term or any subsequent renewal Term, or unless terminated earlier as otherwise provided herein or the applicable SOW. Either Party may terminate this Agreement at any time, with or without cause, upon *** days written notice to the other Party during the first *** days after the Effective Date of this Agreement and upon *** days written notice to the other Party thereafter; provided however, that if this Agreement is terminated pursuant to this provision for any reason other than an uncured PeopleSupport Event of Default, then Client shall pay to PeopleSupport an early termination charge ***


   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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*** In no event shall the sum of a) and b) exceed a sum equal to *** per hour per employee performing Services at the time notice is given for a period of ***. To the extent Client is required to pay for an employee's Services as part of the early termination charge hereunder, then such employee will continue to provide Service ***. The term of additional SOW(s) will be as set forth in such SOW(s), provided that no SOW shall extend beyond the Term of this Agreement.

B. EFFECT OF TERMINATION. Except as otherwise provided herein, in the event of any uncured Event of Default, as defined below in Section 8, the non-defaulting Party may, without waiving any other rights or remedies, terminate the affected SOW and/or this Agreement with no obligations (financial or otherwise) beyond the termination date. If the non-defaulting Party chooses to terminate only the affected SOW, then Sections 2(B)-(D) and 3(A) will only apply to the affected SOW.

C. MINIMUM PAYMENTS. In the event that PeopleSupport terminates one or more SOWs due to Client's uncured Event of Default, as defined in Section 8, Client will not be relieved of its obligation to pay PeopleSupport the Minimum Monthly Fee payments or any other undisputed amounts due through the date PeopleSupport terminates this Agreement and/or the applicable SOW(s). At the expiration or termination of this Agreement, PeopleSupport shall promptly refund to Client any unearned Minimum Monthly Fee credits due as of the date of such expiration or termination; provided that PeopleSupport may first apply any such credits against outstanding and undisputed amounts, if any, owed by Client.

D. SURVIVAL. Upon the expiration or termination of this Agreement or any SOW, all rights and obligations of the Parties under this Agreement or the affected SOW shall terminate, except the rights and obligations under Sections 6, 7, 9, 10, 11(B) and 11(E)-(O) herein shall survive the expiration or termination of this Agreement or the affected SOW. Upon any expiration or termination of this Agreement, Client shall (i) pay any outstanding earned amounts, subject to any applicable offset, and (ii) return any PeopleSupport Marks and other PeopleSupport material. PeopleSupport shall (A) refund any unearned Minimum Monthly Fees or any other unearned amounts paid by Client, (B) complete all Services due as of the termination date and (C) return any Client Provided Technology, Client Marks, Customer Information (as defined in Section 6(D)) or other Client materials. Upon any termination of an SOW and the continuation of the Agreement and/or any other SOW, Client shall pay any outstanding earned amounts only on the affected SOW, subject to any applicable offset, and PeopleSupport shall (1) refund any unearned Minimum Monthly Fees or any other unearned amounts paid by Client related to the affected SOW, (2) complete all Services due under the affected SOW as of the termination date and (3) return any Client Provided Technology, Client Marks, Customer Information (as defined in Section 6(D)) or other Client materials related to the affected SOW.

3.    PRICING AND PAYMENT

A. PRICES AND INVOICING. Client agrees to pay PeopleSupport for the Services according to the prices set forth in the SOW attached hereto as Exhibit A. Client agrees to pre-pay to PeopleSupport the Minimum Monthly Fee, as specified in the SOW, on or before the first day of each calendar month ("Minimum Monthly Fee"), notwithstanding the volume of Services actually provided in a month. The Minimum Monthly Fee is not subject to any discounts. If the first or last month of the Term is a partial month, the Minimum Monthly Fee for such month may be prorated based on a thirty (30) day month. At the end of each calendar month, PeopleSupport will invoice Client for Services actually rendered in such month, reflecting a credit for the Minimum Monthly Fee pre-payment. In the event Client credits exceed the amount owed in any month during the Term, PeopleSupport shall apply these credits to the amount owed the following month. At the expiration or termination of this Agreement, PeopleSupport shall promptly refund to Client any Client credits due as of the date of such expiration or termination. All amounts payable, as set forth on each invoice, will be itemized by the applicable Service. Payments are due within thirty (30) days following receipt of invoice. PeopleSupport and Client agree to review and revise in good faith the pricing set forth in this Agreement no later than three (3) months from the Effective Date. In the event any amounts remain unpaid within forty-five days from the invoice date, any unpaid and undisputed amounts will accrue late charges at the lesser of the rate of one and one half percent (1.5%) per month or the highest rate allowed under New York law.

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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B.    REIMBURSEMENT FOR REASONABLE EXPENSES. Subject to Client's prior written approval, Client will reimburse PeopleSupport for: a) all reasonable travel and related living expenses incurred by PeopleSupport related to the Services; b) if and as specified in Exhibit A, any telecommunications, installation, maintenance and recurring charges for equipment and facilities acquired for the provision of the Services to Client, reasonably incurred in conjunction with the Services, and c) any other reasonable expenses or charges authorized in writing by Client.

C. ELECTRONIC INVOICING AND WIRE TRANSFER PAYMENT. Client acknowledges that invoices from PeopleSupport will be sent electronically to Client, and Client agrees to make all owed and undisputed payments to PeopleSupport via wire transfer. Payments of amounts due will be wired via the U.S. Federal Reserve System to:

         Comerica Bank - California
         11512 El Camino Real
         San Diego, California 92130
         Routing #: ***

         Client will include the following information:
         Beneficiary: PeopleSupport, Inc.
         Beneficiary Account Number: ***
         Special Instructions: EarthLink

D. RIGHT TO OFFSET. Client may exercise a right of offset in the event of PeopleSupport's non-performance, breach of this Agreement or any SOW or failure to meet its Performance Objectives as set forth under this Agreement and/or the applicable SOW. In such event, Client shall have the right to set off any amounts that Client then owes or payment due to PeopleSupport, including, without limitation, any amounts subject to an indemnifiable claim that complies with the provisions of Section 10(b) with respect to such indemnifiable claim, against any payment due to PeopleSupport hereunder.

E. TAXES. Each Party will be solely responsible for, and will pay, any use, excise, sales or privilege taxes, duties, value added taxes, fees, assessments or similar liabilities however denominated (collectively, "Taxes") which may now or hereafter be levied on the Services, software, equipment, materials or other property (tangible or intangible) provided under this Agreement, chargeable to or against it by any applicable government authority; provided that Client shall be solely responsible for Taxes arising from its use of the Services, and PeopleSupport shall be solely responsible for Taxes arising from the Services it provides hereunder.

4.    CLIENT OBLIGATIONS FOR INFORMATION AND TECHNOLOGY

      In order for PeopleSupport to provide the Services, Client agrees to provide the following to PeopleSupport, as and when reasonably requested by PeopleSupport in advance:

A. VOLUME, PATTERN AND HANDLING FORECASTS. Client will provide volume, pattern and handling time forecasts for each touchpoint or channel of communication, such as voice or other media, specified in the applicable SOW. Other than the payment of applicable Minimum Monthly Fees or such other assured amounts as may be set forth in the applicable SOW, Client shall have no liability whatsoever to PeopleSupport if any of these forecasts prove to be inaccurate.

B. FORECASTS FOR SPECIAL PROMOTIONS AND ADVERTISING. Client will provide notice of and forecasts related to all media promotions (including, but not limited to, radio, television, direct mail, Internet and other media) within a reasonable amount of time as set forth in the applicable SOW or no fewer than five weeks if not set forth in the applicable SOW, before the start of the promotion, so that PeopleSupport can make appropriate staffing or other adjustments and so that the Parties may agree on appropriate Change Order(s), if necessary.

C. PRODUCT LITERATURE AND RELATED MATERIALS. Client will provide all information, sales and product literature (including updates and/or modifications), and if applicable, samples and any other materials related to Client's services and/or products, which are necessary for PeopleSupport to provide the Services. PeopleSupport may copy all such information, sales and product literature and other materials solely for purposes of providing Services. PeopleSupport acknowledges that these materials will be subject to the confidentiality and compliance terms set forth herein.

D. CLIENT-PROVIDED TECHNOLOGY. If and as specified in Exhibit A, Client will provide any reasonably necessary hardware, software, telecommunication systems and similar materials (collectively, the "Client Provided Technology"), and the right to use such Client Provided Technology solely to perform the Services, including:

      i)    Any software and hardware specific to Client (as defined in Exhibit
            A), including legacy systems, terminal emulation and required applications not already part of PeopleSupport's infrastructure;

   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

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      ii)   Maintenance for the Client Provided Technology; and

      iii) All training materials and any additional training reasonably required by PeopleSupport with respect to new or revised Client Provided Technology.

      Client will be responsible for the installation of the Client Provided Technology and for the maintenance and repair of, and any changes, updates and upgrades to the Client Provided Technology. Client agrees to provide to PeopleSupport copies of any licenses or other legal requirements applicable to the Client Provided Technology, and PeopleSupport agrees to comply with such licenses and other legal requirements. In the event it becomes necessary for Client to provide any additional Client Provided Technology, including increasing the scope of use of any licensed software, Client will obtain and provide to PeopleSupport such additional Client Provided Technology.

E. INFORMATION NECESSARY FOR THE PERFORMANCE OF SERVICES. Each Party will respond promptly to all reasonable requests from the other Party for information necessary to perform its obligations under this Agreement, including any relevant new data and regular updates of changes to data previously provided. PeopleSupport shall be entitled to rely upon written information or instructions received from Client, including those sent electronically via email, and shall have no liability nor be responsible for any inaccuracies directly arising from such information or instructions.

5.    JOINT OBLIGATIONS OF THE PARTIES

A. CONTACT PERSON. Each Party will designate a single point of contact with the authority to discuss and resolve day-to-day issues and the relations between the Parties relating to the Services, such as the provision of information, reports, and the Client Provided Technology. Such contact person may be changed upon written notice to the other Party.

B. COMPLIANCE WITH LAW AND AGREEMENTS. Each of the Parties will perform its obligations, and not hinder the other Party's performance of its obligations, under this Agreement in compliance with all applicable laws, ordinances and regulations, and will obtain and maintain in full force and effect, any permits, licenses, consents, approvals and authorizations necessary for the performance of its obligations hereunder.

C. FURTHER DOCUMENTS AND COOPERATION. Each Party will execute such other documents, and provide such cooperation as the other Party reasonably requests, in order to give full effect to the provisions related to this Agreement, including, but not limited to, the provisions of this Agreement related to the ownership of rights.

D. TIMELINESS OF COMPLIANCE. Any material deadline adversely and directly affected by a Party's delay in the performance of its obligations will extend the time for performance by the other Party by an amount of time reasonably required to compensate for such delay, provided that the delaying Party first has an opportunity to cure promptly any adverse affect caused by its delay.

6.    OWNERSHIP AND INTELLECTUAL PROPERTY RIGHTS

A. PRE-EXISTING AND INDEPENDENTLY DEVELOPED WORKS. Each Party will retain all rights in any software, software development tools, ideas, concepts, know-how, methodologies, technologies, algorithms, processes, development tools, techniques or any other proprietary material or information which are based on trade secrets or proprietary information that it owned or developed prior to the Effective Date, or that it acquired or developed after the Effective Date without use or incorporation of the intellectual property of the other Party.

B. CLIENT'S OWNERSHIP RIGHTS. Client will own all Client Provided Technology, Client specific deliverables and Customer Information (as defined below) provided and/or collected pursuant to the performance of Services. During the Term of this Agreement and/or the applicable SOW, Client grants to PeopleSupport a non-exclusive license and right to use such Client Provided Technology and Customer Information, solely for purposes of the performance of Services. PeopleSupport will deliver such Client-owned deliverables to Client at the earlier of: (i) Client's written request, or
      (ii) the end of the Term of this Agreement and/or the applicable SOW.

C. PERMITTED USE OF MARKS. Each Party warrants and represents that it has full right, title and interest in and to all trade names, trademarks, service marks, symbols and other proprietary marks ("Marks") which it provides to the other Party, if any, for use related to the Services, and that any Marks provided by a Party will not infringe the marks of any third party. As necessary for the performance of the Services, the providing Party grants to the other Party the non-exclusive right to reasonably utilize the Marks in


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      connection with the obligations of the Parties hereunder, including internally on signs or posters (e.g., to identify Client's part of a facility, if applicable) and in internal PeopleSupport newsletters, closed-circuit television and training, so long as any Party's use of the other Party's Marks is pre-approved in writing by the other Party. Each Party agrees to use the other Party's Marks only for the agreed-upon purposes. Upon reasonable request, the providing Party will provide to the receiving Party, camera and/or video ready art, and/or digital tiff, eps or bitmap files of the providing Party's Marks.

D. CUSTOMER INFORMATION. As between Client and PeopleSupport, Customer Information (as defined below) that PeopleSupport receives with respect to the terms and conditions herein is and will remain the sole and exclusive property of Client. "Customer Information" is all data information pertaining to or identifiable to a Client customer, including, without limitation, (i) name, address, email address, passwords, personal information, personal preferences; demographic data; marketing data; sales data; billing data; or any other identification data; (ii) any information that reflects use of or interactions with a Client service such as its web sites, search paths, any profiles created or general usage data; or (iii) any data otherwise submitted during the course of using a Client service, including its web sites. "Client Customer" is any Client customer, prospect or subscriber or user of any Client service, including Client's web sites, email services or products. This Agreement will not be construed in any way as granting any rights in the Customer Information to PeopleSupport. PeopleSupport may receive or use Customer Information solely for the purposes contemplated by this Agreement, and if PeopleSupport learns or obtains any Customer Information, PeopleSupport shall treat such Customer Information as proprietary and confidential to Client, whether or not Client intentionally disclosed such Customer Information to PeopleSupport. Notwithstanding any other obligations of PeopleSupport herein, PeopleSupport shall comply with the terms and provisions of Client's policies, conditions and service agreements including, without limitation, Client's Privacy Policy, Acceptable Use Policy and Internet Service Agreement as set forth at www.earthlink.net and attached hereto as Exhibit B, and subject to change from time to time. Client agrees to provide PeopleSupport with written notice of any material changes to these documents and to allow for appropriate training and compliance, if necessary.

E. INFORMATION OF OTHER CLIENTS. Client acknowledges that PeopleSupport provides services to other clients and may in the course of performing such services receive information to which Client shall have no right notwithstanding any other provisions in this Agreement to the contrary, provided that the information was not gathered or shared in contravention of any provisions of this Agreement.

7.    CONFIDENTIALITY

A.

      CONFIDENTIALITY. Each Party, including such Party's employees, agrees to keep confidential the other Party's confidential and proprietary information and not use it for any purpose other than to perform its obligations under this Agreement. Each Party agrees that the following will be deemed to have been received in confidence and will be used only for purposes of this Agreement: (i) all information communicated to it by the other and identified as confidential, whether before or as of the Effective Date, (ii) all information identified as confidential to which it has access in connection with the Services, whether before or as of the Effective Date, and (iii) the terms of this Agreement and the Parties' rights and obligations hereunder. Each Party agrees to use the same means as it uses to protect its own confidential information, but in no event less than commercially reasonable means, to prevent the disclosure and to protect the confidentiality thereof. No such information will be disclosed to third parties by the recipient Party without the prior written consent of the disclosing Party; provided, however, that each recipient Party may disclose confidential information to those of the recipient Party's attorneys, auditors, insurers, vendors and subcontractors who have a need to have access to such information in connection with their engagement, provided that such persons and entities will be bound by non-disclosure obligations equivalent to those set forth herein. A violation of this provision will constitute an Event of Default under this Agreement and/or the applicable SOW.

B. EXCEPTIONS. Notwithstanding the other provisions of this Agreement, neither Party will be prevented from disclosing such information (i) which, at the time of disclosure, was in the public domain, (ii) which was lawfully disclosed on a non-confidential basis by a third party who is not bound by a confidentiality agreement with either Party, (iii) which is disclosed with the Parties' prior written approval, or (iv) in response to valid legal process, whether issued by a court or administrative or regulatory body. If confidential information is required to be disclosed pursuant to a requirement of a legal process, the Party required to disclose the confidential information, to the


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extent possible, will provide the other Party with timely prior notice of such requirement and will coordinate with such other Party, at such other Party's expense, in an effort to limit the nature and scope of such required disclosure, where appropriate. Upon the expiration or termination of this Agreement for any reason, all such confidential information (and all copies thereof) owned by the disclosing Party will be returned to the disclosing Party or will be destroyed.

8.    EVENTS OF DEFAULT

      Subject to any applicable notice and cure provisions, the following are "Events of Default" under this Agreement, and give rise to the remedies set forth herein:

A. FAILURE TO PAY AMOUNTS WHEN DUE. Client's failure to pay undisputed amounts payable hereunder when due shall constitute an Event of Default. Client shall have fifteen (15) business days after receipt of written notice to cure any such payment default (the "Payment Cure Period"). PeopleSupport reserves the right to cease the provision of Services if Client fails to cure such payment default after the end of the Payment Cure Period.

B. FAILURE OF A PARTY TO PERFORM ITS MATERIAL OBLIGATIONS. A Party's failure to perform any material obligation under this Agreement, including any SOW, will constitute an Event of Default. In the event that a Party fails to remedy an Event of Default within thirty (30) days after receipt of written notice thereof, the non-defaulting Party may terminate the Agreement and/or the affected SOW, provided that, if such default cannot practicably be cured within such thirty 30-day period, then the non-defaulting Party may immediately terminate the Agreement and/or the affected SOW without penalty of any kind and may seek damages from the defaulting Party to cover any costs and expenses incurred as a result of such default.

C. BANKRUPTCY AND SIMILAR PROCEEDINGS. The following are additional Events of Default, requiring no written notice or cure period:

      i) The commencement of any involuntary proceeding in bankruptcy or insolvency under federal or state law or the appointment of a receiver or an assignee for the benefit of creditors for a substantial portion of a Party's assets which is not dismissed or terminated within sixty (60) days after its initiation; or

      ii) The commencement of any voluntary proceeding in bankruptcy or insolvency under federal or state law, or the voluntary appointment of a receiver or an assignee for the benefit of creditors; or

      iii)  A Party ceases to do business in the normal course.

9.    LIMITED WARRANTY; DISCLAIMER; LIMITATION OF LIABILITY

A. LIMITED WARRANTY. PeopleSupport agrees to perform the Services with a degree of care, skill and competence consistent with or exceeding customary industry standards, and in accordance with any and all Performance Objectives established by the Parties in any SOW. Subject to reasonable advance written notice to PeopleSupport, Client shall have the right, during normal business hours, to monitor, observe, review and inspect (to the extent directly related to Services) PeopleSupport's security program, facilities, resources, personnel performance, records, compliance with the terms and provisions herein and to meet with and interview all personnel responsible for Services in order to determine whether PeopleSupport has met its Performance Objectives and other obligations hereunder.

B. DISCLAIMER OF OTHER WARRANTIES. EXCEPT AS EXPRESSLY STATED HEREIN, PEOPLESUPPORT DOES NOT MAKE, AND HEREBY DISCLAIMS, ANY AND ALL OTHER EXPRESS AND ANY IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE. PEOPLESUPPORT DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR FREE, OR COMPLETELY SECURE, DESPITE THE REASONABLE PRECAUTIONS SET FORTH IN THE APPLICABLE SOW.

C. LIMITATION OF LIABILITY. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING UNDER OR RELATING TO THIS AGREEMENT IN ANY WAY, INCLUDING, BUT NOT LIMITED TO, LOSS OF DATA, EVEN IF A PARTY HAS BEEN ADVISED, KNOWS OR SHOULD KNOW OF THE POSSIBILITY OF THE FOREGOING, PROVIDED THAT THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO ANY CLAIMS OR DAMAGES RELATING TO EITHER PARTY'S INTENTIONAL BREACH OF THIS AGREEMENT OR TO ANY DAMAGES INCURRED BY A PARTY TO COVER ITS ACTUAL LOSSES


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(EXCLUDING ANY SPECIAL, INDIRECT, EXEMPLARY, INCIDENTAL, PUNITIVE OR
CONSEQUENTIAL DAMAGES) AS A RESULT OF THE OTHER PARTY'S FAILURE TO PERFORM ITS OBLIGATIONS HEREIN.

10.   INDEMNIFICATION

A. MUTUAL INDEMNIFICATION FOR CERTAIN THIRD PARTY CLAIMS. Each Party ("Indemnifying Party") agrees to indemnify, defend and hold harmless the other Party, including its affiliates, and its and their respective shareholders, partners, members, directors, officers, attorneys, representatives, employees, and agents, and its and their successors and permitted assigns (collectively, "Indemnified Parties") from any and all third party suits and claims for losses and threatened losses, including any criminal, administrative, or investigative action or proceeding, arising from or in connection with, or based on allegations (i) arising out of or based on the Indemnifying Party's breach of the obligations under Article 5(B) (Compliance with Law); (ii) relating to the death or bodily injury of any person caused by the tortious conduct of the indemnifying Party; (iii) the damage, loss or destruction or any real or tangible personal property caused by the tortious conduct of the Indemnifying Party; or (vi) asserting the infringement of any patent, copyright, trademark, service mark, trade name, trade secret or similar proprietary rights regarding intellectual property (or license, access or use rights therein) provided by the Indemnifying Party to the Indemnified Party under this Agreement and/or the affected SOW.

B. INDEMNIFICATION PROCEDURE. Each Party's obligation to indemnify the other Party pursuant to this provision will apply only to the extent that the Party seeking indemnification: (i) promptly after receipt of notice of the commencement or threatened commencement of any civil, criminal, administrative, or investigative action or proceeding involving a claim in respect of which any of the Indemnified Parties will seek indemnification, notifies the Indemnifying Party of such claim in writing; (ii) allows the Indemnifying Party to control, and fully cooperates with the Indemnifying Party in the defense of, any such claim; and (iii) does not enter into any settlement or compromise in respect of such claim without the Indemnifying Party's prior written consent, such consent not to be unreasonably withheld or delayed. Failure to so notify the Indemnifying Party of a claim will not relieve the Indemnifying Party of its obligations under this Agreement except to the extent that it can demonstrate that it was prejudiced by such failure.

11.   ADDITIONAL PROVISIONS

A. INSURANCE. Prior to the commencement of Services to be performed hereunder and throughout the Term of this Agreement and any SOW, each of the Parties will procure and maintain commercially reasonable policies of liability and errors and omissions insurance, in such forms as are appropriate based on the nature of the Services and the respective obligations of the Parties. During the Term of this Agreement, each Party will maintain, at its sole expense, all appropriate insurance for its employees, including, required worker's compensation, disability, and unemployment insurance.

B. NON-SOLICITATION OF EMPLOYEES. During the Term of this Agreement and for a period of twelve (12) months after the date of termination of this Agreement, neither Party will knowingly, directly or indirectly, solicit any of the other Party's employees who have worked in the provision of any of the Services unless mutually agreed upon in writing by the Parties. The use of general advertisements that do not target certain employees or groups will not be construed to violate this provision.

C. RELATIONSHIP BETWEEN THE PARTIES. PeopleSupport is engaged hereunder solely in the capacity as an independent contractor. The Parties to this Agreement are independent Parties and nothing herein will be construed as creating an employment relationship between the Parties. Neither Party is an agent, representative, joint venturer nor partner of the other Party and neither Party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability, or to otherwise bind, the other Party. The Agreement will not be interpreted or construed to create an association, agency, joint venture or partnership between the Parties or to impose any liability attributable to such a relationship upon either Party. At no time shall PeopleSupport represent to any third party, for any reason whatsoever, that the scope of its agency extends beyond the scope of this Agreement. Persons employed by a Party will be under the sole and exclusive direction and control of such Party and will not be considered employees of the other Party for any purpose.

D. FORCE MAJEURE AND OTHER DELAYS. For purposes of this Agreement, "Force Majeure" will mean a cause outside of a Party's reasonable control including, without limitation, acts of God, acts of war, revolution, riots, civil commotion, acts of a public enemy, terrorism, embargo, acts of government in its sovereign capacity, work stoppages, strikes, lockouts, labor disputes, fire, earthquakes, floods or


                                       7
PEOPLESUPPORT, INC.
AND EARTHLINK, INC.
CONFIDENTIAL
other natural disasters. To the extent that a Party is unable to fulfill, in whole or part, its obligations hereunder, where such inability arises by reason of an event of Force Majeure, or in the event a Party is unable to perform its obligations due to the failure of the other Party to perform its obligations, such Party will be temporarily excused from fulfilling such obligations under the Agreement and/or the applicable SOW until the earlier of (i) fourteen (14) days from the inception of the Force Majeure event, (ii) the abatement of such Force Majeure event or (iii) the other Party performs those obligations necessary for performance by the Party which is unable to perform.

E. GOVERNING LAW. This Agreement will be deemed accepted by PeopleSupport in, and governed by and construed in accordance with, the laws of the State of *** without giving effect to its conflicts of law provisions.

F. ARBITRATION. Any disputes or claims arising out of or from this Agreement shall be finally settled by binding arbitration in ***, in accordance with the then-current rules and procedures of the American Arbitration Association. The arbitration shall be adjudicated by one (1) arbitrator mutually designated by the Parties or appointed by the American Arbitration Association if the parties fail to so designate an arbitrator. Judgment on the award rendered by the arbitrator may be entered in any court of competent jurisdiction. The Parties agree that, any provision of applicable law notwithstanding, they will not request, and the arbitrator shall have no authority to award punitive or exemplary damages against any Party. Without limiting the generality of this Section, any Party may seek temporary or preliminary injunctive relief in a court of competent jurisdiction, but any permanent injunctive relief shall be resolved by arbitration according to this Section. The arbitrator shall have the authority to issue injunctive relief, including a permanent or final injunction, and such orders may be confirmed as enforceable judgments in a court of competent jurisdiction.

G. WAIVERS. Failure to enforce compliance with any term or condition of this Agreement will not constitute a waiver of such term or condition of this Agreement or the right to subsequently enforce such term or condition in the future.

H. SEVERABILITY. In the event that any provision of this Agreement is held or construed to be invalid by any arbitrator or court having jurisdiction over disputes related to this Agreement, such provision will, if reasonable to do so, be restated to reflect as nearly as possible the original intentions of the Parties in accordance with applicable law or, if not reasonable to do so, be deemed to be excluded from this Agreement. In any event, all other provisions of this Agreement will remain in full force and effect

I. ASSIGNMENT. PeopleSupport may not assign its rights or obligations under this Agreement without the prior written consent of Client. Client may assign its rights and obligations herein, provided the assignee agrees to perform Client's obligations hereunder in writing. Notwithstanding anything in this section to the contrary, either Party may assign or transfer this Agreement in connection with a merger or sale of all or substantially all of the assets of such Party.

J. NOTICES. Except as specifically provided elsewhere in this Agreement, all notices required or permitted to be given by one Party to the other under this Agreement will be in writing and will be sufficient if made by: (i) personal delivery; (ii) a commercial or overnight delivery service with proof of delivery; (iii) registered or certified mail, postage prepaid, return receipt requested, to the Parties at the respective addresses set forth below or (iv) by facsimile transmission ("Fax") to the Parties at the respective addresses set forth herein, or to such other person or address as the Party to receive the notice has designated by notice to the other Party. Notices shall be deemed given upon receipt or refusal of delivery; or if sent by Fax, the date on which the Fax was sent, provided an original is received by the addressee by any commercial delivery service within two (2) business days of the Fax. All notices shall be sent to the Parties' addresses and representatives as stated on the first page of this Agreement, and if to PeopleSupport, a copy shall be sent to Peter Phan at the same address on the first page hereof or if sent by Fax, a copy shall be sent to Fax number: (310) 824-6355. If notice is sent to Client, a copy shall be sent to its Legal Department at the same address on the first page hereof or if sent by Fax, a copy shall be sent to the Legal Department Fax number: (404) 287-4905.

K. REQUIRED FILINGS AND PUBLICITY. Neither Party will use publicly the other Party's name or refer to the other Party in any way in or with the media, including, but not limited to, in advertising, without the other Party's prior written consent; provided, however, that either Party may make disclosures or filings required to comply with applicable laws, including filings with


   ***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.


                                       8
PEOPLESUPPORT, INC.
AND EARTHLINK, INC.
CONFIDENTIAL
regulatory agencies, such as the United States Securities and Exchange Commission, or disclosures or filings required to comply with the rules of a national securities exchange or automated quotations systems such as the National Association of Securities Dealer's Automated Quotations (NASDAQ).

L. PRESS RELEASE. Neither Party shall issue a press release related to this Agreement without obtaining the prior written approval of the other Party.

M. ENTIRE AGREEMENT AND INTEGRATION. This Agreement, and the Exhibits and Attachments hereto constitute the entire agreement between the Parties with respect to the subject matter of this Agreement and supersede all prior agreements, discussions, proposals, representations or warranties, whether written or oral on this subject matter, including, but not limited to, the Letter of Intent dated as of August 30, 2002, the Amendment to the Letter of Intent dated as of October 18, 2002 and the Mutual Non-Disclosure Agreement dated as of August 22, 2002. This Agreement, including any SOWs, may not be modified except in writing signed by a duly authorized representative of the Parties. References to "this Agreement" shall be construed to include applicable SOWs, whether attached hereto as Exhibit A, or subsequently agreed upon by the Parties and referencing this Agreement.

N. ATTORNEYS' FEES. The prevailing Party in any dispute arising under this Agreement will be entitled to recover from the non-prevailing Party all reasonable attorneys' fees and other reasonable expenses associated with the resolution of the dispute.

O. INJUNCTIVE RELIEF. The Parties hereby agree and acknowledge that breach of this Agreement by one Party may cause irreparable harm to the other Party not adequately compensable by monetary damages and consent to a finding of irreparable harm and injunctive relief. In addition to other relief, it is agreed that temporary and permanent injunctive relief shall be available to the Parties to prevent any actual or threatened violation of such provisions as provided by law.

P. COUNTERPARTS. This Agreement may be signed in multiple counterparts, each of which will be considered an original, and all of which will be considered one and the same document. This Agreement may be executed by facsimile signature.


ACCEPTED BY:                             ACCEPTED BY:

EarthLink, Inc. ("Client")               PeopleSupport, Inc.   ("PeopleSupport")

By: /s/                                  By: /s/
   ---------------------------              ------------------------------

Name: Donald Berryman                    Name: Lance Rosenzweig
     -------------------------                 ---------------------------

Title: EVP, Customer Support             Title: CEO
      ------------------------                 ---------------------------

Date: 1/6/03                             Date: 1/2/03
      ------------------------                 ---------------------------


                                       9
PEOPLESUPPORT, INC.
AND EARTHLINK, INC.
CONFIDENTIAL

                                    EXHIBIT A

                            STATEMENT OF WORK NO. ___


                                       10


PEOPLESUPPORT, INC.
AND EARTHLINK, INC.
CONFIDENTIAL

CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.




INTRODUCTION

This Statement of Work No. 1 (SOW) dated January 2, 2003 and attached as Exhibit A to the Master Services Agreement dated January 2, 2003 describes the outsourced contact center services to be performed by PeopleSupport for Client. This SOW details the basis for all service and technical requirements supporting the Services to be delivered by PeopleSupport to Client. This SOW supercedes all prior functional and technical understandings, whether written or oral, between PeopleSupport and Client regarding the matters addressed herein.

Client may elect in its sole discretion to contract other work to PeopleSupport (e.g., customer service voice and email, chat services, etc.).

NATURE OF THE WORK

PeopleSupport will provide outsourced inbound email, chat and voice communications handling for *** customer inquiries. PeopleSupport will utilize the desktop systems and applications provided by Client and will receive and process emails, chats and voice calls routed by the Client to PeopleSupport. Client will provide PeopleSupport with the necessary access to its systems to deliver the services. Client and PeopleSupport will cooperate and implement chat support as soon as practicable during the first quarter of 2003 with a pilot consisting of *** full time employees ("FTE").

CLIENT APPLICATIONS

PeopleSupport will utilize the following applications supplied by Client to provide Services:


***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.




================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                         1 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


***

VOICE *** SUPPORT

Hours of Operation: 7 days a week, 8:00 A.M. to 6:00 P.M. CST

Languages Supported: English

***

Escalated Issues: Calls, which require skills currently not trained or deployed at the PeopleSupport site, may be transferred to Client. ***

EMAIL

Hours of Operation: 24 hours / 7 days a week

Languages Supported: English

***

Escalated Issues: Email requests that cannot be handled by PeopleSupport due to any training on the required skill set may be routed to Client for handling. ***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                         2 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


***

CHAT

Specifics of the Chat service are to be determined.

FUNCTIONS TO BE SUPPORTED

PeopleSupport eRep(TM) personnel will handle inbound calls and emails from customers requesting *** support. Customer Service emails and calls as well as chat sessions for both *** Service may be defined in a future statement of work if PeopleSupport performs satisfactorily and Client volumes require additional outsourcing.

IMPLEMENTATION OF THE SOW

Client and PeopleSupport acknowledge the implementation of email support commenced as of December 13, 2002. Client and PeopleSupport will work together to implement voice support by January 13, 2003. Subject to SLAs being met, PeopleSupport and Client will cooperate and jointly determine the time frame for training and deploying up to a total of *** eRep(TM) personnel in support of Client's inbound contact handling. Additional supervisory and support personnel will also be deployed as required to effectively manage the workload and ensure performance relative to the Client's Service Level Agreements (SLAs).

CLIENT RESPONSIBILITIES

Client will provide communication volume forecasts to PeopleSupport, conduct train-the-trainer sessions with PeopleSupport personnel, provide eRep(TM) training curricula specific to Client's services and products and provide access to the necessary systems to deliver the Services defined in this SOW. Additionally, Client will evaluate all PeopleSupport requests for changes, including additional training and travel requests to support this SOW, and will approve such requests in writing if deemed reasonable, appropriate and necessary.

***

FORECASTING AND VOLUME ROUTING

***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                         3 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                         4 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


***

PEOPLESUPPORT PERSONNEL

Client will provide PeopleSupport with a skill set profile of the personnel required to handle Client contacts. PeopleSupport will employ personnel meeting this profile. To the extent permitted by applicable law, PeopleSupport will conduct any necessary background checks as required by Client and Client shall pay for all third party costs arising from such checks. PeopleSupport will notify the Client representative of the anticipated costs and if Client does not promptly approve such expenses, then PeopleSupport shall not be required to conduct such checks.

Client may require the removal of any individual customer service representative assigned by PeopleSupport to the Client account at any time for good cause, it being the intent of the Parties that good cause means gross misconduct, abusiveness to Client customers and being unintelligible to Client customers. PeopleSupport will comply with the Client's request immediately unless the Client provides written approval for an extended timeframe for removal.

TRAINING

*** If travel is required to attend the workshop, Client will approve reasonable travel expenses submitted in advance. ***

All training for new hire personnel to staff the project at start-up will be paid at the rates detailed below for eRep(TM) training. ***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                         5 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.

*** Client shall pay for training of new hires to replace individual customer service representatives removed at the request of Client without good cause.

PeopleSupport will submit training estimated headcount and training timelines for Client's prior written approval. Client will not be responsible for non-authorized personnel who have been trained by PeopleSupport but have not been approved for addition by Client.

Other than the ***, Client does not commit to a specific headcount total and will not approve additional headcount for training if PeopleSupport's performance falls below the SLAs established below.

DESKTOP APPLICATIONS PROVISIONING

Client will provide limited, permissions-based access to Client systems for authorized PeopleSupport personnel to utilize solely for contact management. PeopleSupport is not responsible for meeting agreed upon performance objectives and service levels for any day with respect to the affected program in which PeopleSupport is unable to access Client provided systems, applications or materials for an aggregate of 60 minutes or more for such program.

APPROVAL PROCESS

Client and PeopleSupport must mutually approve the following items in advance and in writing.

CHANGE MANAGEMENT

Both parties agree that all changes to the SOW or to operational processes or procedures shall be in the form of a written Change Order. All change orders must be mutually approved in advance through the Change Order process prior to implementation.

TRAINING

*** Client acknowledges that training and invoices for work approved by Client prior to the date hereof will survive the execution of the Master Services Agreement.

TRAVEL

Client must approve any billable or reimbursable travel by PeopleSupport personnel in advance. Client acknowledges that approved travel expenses incurred prior to date hereof will survive the execution of the Master Services Agreement.




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                         6 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


SECURITY

CLIENT SECURITY REQUIREMENTS

***

DEFINE/IMPLEMENT REPORTING PROCESS

Client will define all reports required to support effective performance monitoring and measurement of PeopleSupport's work. Client anticipates that standard PeopleSupport reports will be sufficient but requests that PeopleSupport provide a listing of standard reports within *** of the execution of the SOW. Any customized reporting required will be completed *** for report development.

-  *** SUPPORT

   Client will provide all required *** reports since all applications and systems generating reports are being managed and maintained by Client.

   PeopleSupport's Operation Management (Supervisors and Operations Managers) will require access to *** reports on a daily basis to manage and monitor their staff performance and service levels. Client will provide sufficient access to generate and/or view reports on a real-time basis from the ***.

   PeopleSupport will require a *** data feed from *** via a pre-approved, scheduled batch query *** to PeopleSupport. PeopleSupport will receive this file *** and insert it into its analytics data warehouse to create reports and analytical solutions for Client and PeopleSupport's Operation Management for maximum effectiveness in meeting service levels and efficiency goals.




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                         7 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


-  *** SUPPORT

   PeopleSupport will provide Client with a *** a secure web site containing the Intellicenter Analytics portal. Client may access all of its reports for its account through the Intellicenter.

   Information available on the *** will be maintained on the Portal for the following periods of time: *** of Daily Reports; *** of Weekly Reports; and *** Reports. Client will keep and store such reports for future reference. For a period of *** from the creation date of contact, PeopleSupport will keep ***.

-  LOGIN/SET-UP TURN AROUND TIME

   Client shall promptly provide PeopleSupport with all required logins with respect to all necessary Client provided systems and application to enable timely performance of Services.

QUALITY ASSURANCE

Client will provide PeopleSupport with its templates to measure and report contact handling quality. Client anticipates that PeopleSupport will utilize the templates to provide Services by PeopleSupport personnel and to identify areas for improvement and will participate in calibrations sessions as deemed necessary to ensure consistent and accurate Services delivery. Client will monitor PeopleSupport-handled contacts and these monitors or audits will be utilized to calculate PeopleSupport's Quality Assurance metric. The frequency of monitoring will initially be *** week and will be reduced to *** upon Client approval.

For *** audits, Client will provide PeopleSupport with limited access to *** systems solely to review PeopleSupport *** transcripts.

PROVIDE ESCALATION SUPPORT

Client's personnel and resources will be available to support escalated issues identified by PeopleSupport in accordance with mutually agreed upon escalation process provided by Client. Client and PeopleSupport will review and work together to mutually agree to Escalation Support procedures no later than 10 days after the execution of this SOW.

CUSTOMER CONTACT ISSUES

The process will be determined by Client in a Change Order.

TECHNOLOGY SUPPORT FOR EARTHLINK SYSTEMS

Client and PeopleSupport will review and work together to mutually agree to *** systems no later than *** after the execution of this SOW.

***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                         8 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.

PEOPLESUPPORT RESPONSIBILITIES

CAPACITY PLANNING

Based upon the *** provided by Client and subject to the *** provisions herein, PeopleSupport will provide sufficient capacity to handle the locked-in forecasts that are generated *** by Client. Client will be responsible for timely delivery of any additional voice and data capacity required between PeopleSupport data center and Client in anticipation of any volume increases.

VOLUME DELIVERY/ACCEPTANCE

PeopleSupport will use commercially reasonable efforts to ensure that its systems are operational and capable of receiving Client locked-in volumes. In the event of a systems failure at PeopleSupport or an event at PeopleSupport that causes a sustained failure *** of Client communications systems or applications, *** for personnel who may be idle during this outage. *** will not be waived when PeopleSupport causes the failure, except to the extent caused by a Force Majuere event. PeopleSupport will not be responsible for missed *** as a result of failures, problems or delays associated with Client provided communication lines, technology and applications.

PeopleSupport will implement the *** into its operating environment and will charge Client for ***. Additionally, PeopleSupport will make commercially reasonable effort to maintain the correct operation of its site and of its site's participation in Client's overall *** to the extent within the reasonable control of PeopleSupport.

TRAINING DELIVERY

PeopleSupport will train its eRep(TM) personnel utilizing the curricula, training materials, and systems provided by Client. Initial training of *** for new hire personnel followed by *** of on-the-job incubation is required. ***

DESKTOP REQUIREMENTS

PeopleSupport will provide the eRep Windows desktop hardware required to access and deliver Client applications.




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                         9 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


APPROVAL REQUEST PROCESS

PeopleSupport may request compensation for additional training, compensation for travel related expenses, or changes to the SOW, but such expenses or changes must be approved in advance by Client through a mutually executed Change Order.

REPORT GENERATION

PeopleSupport will generate its standard reports and will deliver these reports as documented in its standard report description. Additional reports as required by Client will be developed and provided on the frequency identified by the Client upon a mutually agreed upon Change Order.

MANAGE ESCALATION PROCESS

PeopleSupport will manage the escalation of *** to ensure that internally escalated contacts are not counted as multiple communications and that escalations to the Client organization are driven by an inability to handle the request due to a lack of PeopleSupport skill or processes not supported by PeopleSupport.

PeopleSupport may not route contacts to the Client to eliminate volumes and improve SLA performance.

TECHNOLOGY

***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                        10 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                        11 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


***

TIMELINE AND RESOURCES

PeopleSupport and Client must update the timeline and provide required resources to meet the timeline. Client agrees to:

   - Make appropriate Client personnel available to PeopleSupport on a timely basis, including a single point of contact with authority to discuss and resolve day-to-day issues, to assist in completing deliverables and for coordinating additional resources and sign-off as required.

   - Client will assign a technical resource to the project to oversee the connectivity, application access and voice/data network integration projects.

SOW PERFORMANCE OBJECTIVES/SERVICE LEVEL AGREEMENTS

QUALITY ASSURANCE

PeopleSupport's Quality Assurance staff will monitor PeopleSupport personnel to ensure that calls or emails are handled per the templates provided by Client. However, performance data relative to PeopleSupport's Performance Objectives will be generated by *** personnel who monitor PeopleSupport handled contacts.

STANDARDS FOR CONTACT HANDLING

*** should be handled within the following ***:

         ***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                        12 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


         - *** handled within *** of the receipt of the email in PeopleSupport's queue

***. Assuming that the Client provided templates and information is accurate, PeopleSupport personnel should achieve an average of *** on all emails handled by eReps who have had at *** working on the particular program.

*** should be handled per the following *** standards:

         ***

PeopleSupport personnel should achieve *** no *** to be determined *** handled by *** who have had *** working on the particular program.

PeopleSupport and Client jointly agree to establish certain occupancy/utilization targets as necessary within the first thirty days of the implementation of voice call handling.

CUSTOMER SATISFACTION

Client will measure customer satisfaction on specific *** and will provide PeopleSupport with monthly results. If PeopleSupport's customer satisfaction levels fall below the Client's or other vendor's customer satisfaction ratings by ***, Client will require immediate correction. *** do not improve to the ***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                        13 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


***. Continued failure to perform will constitute a breach of contract and will result in termination of the Master Services Agreement and the SOW.

SOW PRICING

***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                        14 OF 15

                                    EXHIBIT A
                             STATEMENT OF WORK NO. 1
             EARTHLINK EMAIL AND VOICE SUPPORT SERVICES *** PROGRAM
                 BETWEEN EARTHLINK, INC. AND PEOPLESUPPORT, INC.


***




***CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.



================================================================================
EARTHLINK / PEOPLESUPPORT           SOW NO. 1                           1/2/2003
CONFIDENTIAL                        15 OF 15

                                    EXHIBIT B

   CLIENT'S CURRENT PRIVACY POLICY, ACCEPTABLE USE POLICY AND INTERNET SERVICE
                 AGREEMENT, SUBJECT TO CHANGE FROM TIME TO TIME

PRIVACY POLICY

Your privacy is very important to us. We want to make your experience on the Internet as enjoyable and rewarding as possible, and we want you to use the Internet's vast array of information, tools, and opportunities with complete confidence.

We have created this Privacy Policy to demonstrate our firm commitment to privacy and security. This Privacy Policy describes how EarthLink collects information from all end users of EarthLink's Internet services (the "Services") -- those who access some of our Services but do not have accounts ("Visitors") as well as those who pay a monthly service fee to subscribe to the Service ("Members") -- what we do with the information we collect, and the choices Visitors and Members have concerning the collection and use of such information. EarthLink requests that you read this Privacy Policy carefully.

PERSONAL INFORMATION EARTHLINK COLLECTS AND HOW IT IS USED

INTRODUCTION

EarthLink collects information in different ways from Visitors and Members who access the various parts of our Services and the network of Web sites accessible through our Service. We use this information primarily to provide a customized experience as you use our Services and, generally, do not share this information with third parties. However, we may disclose personal information collected if we have received your permission beforehand or in very special circumstances, such as when we believe that such disclosure is required by law or other special cases described below.

REGISTRATION

Members are asked to provide certain personal information when they sign up for our Services including name, address, telephone number, billing information (such as a credit card number), and the type of personal computer being used to access the Services. The personal information collected from Members during the registration process is used to manage each Member's account (such as for billing purposes). This information is not shared with third parties, unless specifically stated otherwise or in special circumstances. However, in instances where EarthLink and a partner jointly promote the Services, EarthLink may provide the partner certain personal information, such as the name, address, and username of persons who subscribed to the Services as a result of the joint promotion for the sole purpose of allowing us and the partner to assess the results of the promotion. In this instance, personal information may not be used by the partner for any other purpose. EarthLink may also generate nonidentifying and aggregate profiles from personal information Members provide during registration (such as the total number, but not the names, of Members). As explained in more detail below, we may use this aggregated and nonidentifying information to sell advertisements that appear on the Services.

EARTHLINK PARTNERS AND SPONSORS

Some EarthLink products and services are offered to Visitors and Members in conjunction with a non-affiliated partner. For example, we outsource the provision of stock quotes and operation of your stock portfolio (accessible through your PERSONAL START PAGE) to a third-party vendor. To provide Visitors and Members some of these products and services, the partner may need to collect and maintain personal information. In these instances, you will be notified before any such data is collected or transferred and may decide not to use that particular service or feature. Additionally, many EarthLink Members have cobranded PERSONAL START PAGES that are cosponsored by nonaffiliated partners. EarthLink will share nonidentifying and aggregate information (except as described above), but not personal information, with such partners in order to administer the cobranded products or services offered.

ONLINE SHOPPING

At some Web sites, you can purchase products and services or register to receive materials, such as a catalog or new product and service updates. In many cases, you may be asked to provide contact information, such as your name, address,


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email address, phone number, and credit/debit card information. If you complete an order for someone else, such as an online gift order sent directly to a recipient, you may be asked to provide information about the recipient, such as the recipient's name, address, and phone number. EarthLink has no control over the third parties' use of any personal information you provide when placing such an order. Please exercise care when doing so.

If you order products directly from EarthLink, such as through the "EarthLink Store," we will use the personal information you provide only to process that order. We do not share this information with outside parties except to the extent necessary to complete that order.

ONLINE ADVERTISEMENTS

EarthLink displays our online advertisements. We share aggregated and nonidentifying information about our Visitors and Members collected through the registration process as well as through online surveys and promotions with these advertisers. Additionally, in some instances, we use this aggregated and nonidentifying information to deliver tailored advertisements. For instance, an advertiser tells us the audience they want to reach (for example, males between 25 and 55 years of age) and provides us an advertisement tailored to the audience. Based upon the aggregated and nonidentifying information we have collected, we may then display the advertisement to the intended audience. EarthLink does not share personal information about its Visitors or Members with these advertisers.

We use DoubleClick and other third-party advertising companies to serve ads when you visit our Web site. These companies may use information (not including your name, address, email address or telephone number) about your visits to this and other Web sites in order to provide advertisements on this site and other sites about goods and services that may be of interest to you. If you would like more information about this practice and to know your choices about not having this information used by these companies, please click here: http://www.networkadvertising.org/optout_nonppii.asp

RESPONSES TO EMAIL INQUIRIES

When Visitors or Members send email inquiries to EarthLink, the return email address is used to answer the email inquiry we receive. EarthLink does not use the return email address for any other purpose and does not share the return email address with any third party.

VOLUNTARY CUSTOMER SURVEYS

We may periodically conduct both business and individual customer surveys. We encourage our customers to participate in these surveys because they provide us with important information that helps us to improve the types of services we offer and how we provide them to you. Your personal information and responses will remain strictly confidential, even if the survey is conducted by a third party. Participation in our customer surveys is voluntary.

We take the information we receive from individuals responding to our Customer Surveys and combine (or aggregate) it with the responses of other EarthLink customers to create broader, generic responses to the survey questions (such as gender, age, residence, hobbies, education, employment, industry sector, or other demographic information). We then use the aggregated information to improve the quality of our services to you, and to develop new services and products. This aggregated, non-personally identifying information may be shared with third parties.

SPECIAL CASES

It is EarthLink's policy not to use or share the personal information about Visitors of Members in ways unrelated to the ones described above without also providing you an opportunity to opt out or otherwise prohibit such unrelated uses. However, EarthLink may disclose personal information about Visitors or Members, or information regarding your use of the Services or Web sites accessible through our Services, for any reason if, in our sole discretion, we believe that it is reasonable to do so, including: to satisfy laws, such as the Electronic Communications Privacy Act, regulations, or governmental or legal requests for such information; to disclose information that is necessary to identify, contact, or bring legal action against someone who may be violating our Acceptable Use Policy or other user policies; to operate the Services properly; or to protect EarthLink and our Members.


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"COOKIES" AND HOW EARTHLINK USES THEM

A "cookie" is a small data file that can be placed on your hard drive when you visit certain Web sites. EarthLink may use cookies to collect, store, and sometimes track information for statistical purposes to improve the products and services we provide and to manage our telecommunications networks. If you are a Member and have created your own PERSONAL START PAGE, we will use a cookie to save your settings and to provide customizable and personalized services. These cookies do not enable third parties to access any of your customer information. Additionally, be aware that if you visit non-EarthLink web sites where you are prompted to log in or that are customizable, you may be required to accept cookies.

Advertisers and partners may also use their own cookies. We do not control use of these cookies and expressly disclaim responsibility for information collected through them.

EARTHLINK'S COMMITMENT TO CHILDREN'S PRIVACY

Protecting children's privacy is especially important to us. It is our policy to comply with the Children's Online Privacy Protection Act of 1998 and all other applicable laws.

We have Web pages designed especially for our younger users. While we make every effort to ensure that these Web sites are fun and age-appropriate for our younger audience, we believe that there is no substitute for proper parental supervision. For further information about tips, tools, age-appropriate or kid-friendly Web sites and how to report online trouble, please visit www.getnetwise.org.

Finally, EarthLink recommends that children ask a parent for permission before sending personal information to EarthLink, or to anyone else online.

PUBLIC FORUMS

Please remember that any information you may disclose in our Member Directory, or other public areas of our Web sites or the Internet, becomes public information. You should exercise caution when deciding to disclose personal information in these public areas.

EARTHLINK'S COMMITMENT TO DATA SECURITY

Services and Web sites we sponsor have security measures in place to protect the loss, misuse, and alteration of the information under our control. While we make every effort to ensure the integrity and security of our network and systems, we cannot guarantee that our security measures will prevent third-party "hackers" from illegally obtaining this information.

HOW TO ACCESS OR MODIFY YOUR INFORMATION

EarthLink offers Members the opportunity to access or modify information provided during registration. To access or modify such information, visit http://help.earthlink.net/billing or contact our Customer Service Department at 800.890.6356.

WHERE TO DIRECT QUESTIONS ABOUT EARTHLINK'S PRIVACY POLICY

If you have any questions about this Privacy Policy or the practices described herein, you may contact:

Customer Service
EarthLink, Inc.
1375 Peachtree Street, N.W.
Level A
Atlanta, Georgia 30309
service@mindspring.net, or
privacypolicy@corp.earthlink.net

REVISIONS TO THIS POLICY

EarthLink reserves the right to revise, amend, or modify this policy, our Internet Service Agreement and our other policies and agreements at any time and in any manner. Notice of any revision, amendment, or modification will be posted in accordance with the Internet Service Agreement.


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Rev. 1/07/2002



EARTHLINK(TM) ACCEPTABLE USE POLICY

1.    INTRODUCTION

            EarthLink's Acceptable Use Policy ("AUP") is intended to help enhance the use of the Internet by preventing unacceptable use. All users of EarthLink's Internet services (the "Services")-those who access some of our Services but do not have accounts ("Visitors"), as well as those who pay a monthly service fee to subscribe to the Services ("Members")-must comply with this AUP. We support the free flow of information and ideas over the Internet and do not actively monitor use of the Services under normal circumstances. Similarly, we do not exercise editorial control over the content of any Web site, electronic mail transmission, news group, or other material created or accessible over or through the Services, except for certain proprietary websites. However, in accordance with our Internet Service Agreement, we may remove any materials that, in our sole discretion, may be illegal, may subject us to liability, or which may violate this AUP. EarthLink may cooperate with legal authorities and/or third parties in the investigation of any suspected or alleged crime or civil wrong. Your violation of this AUP may result in the suspension or termination of either your access to the Services and/or your EarthLink account or other actions as detailed in Section 3. This AUP should be read in conjunction with our Internet Service Agreement and other policies.

2.    VIOLATIONS OF EARTHLINK'S ACCEPTABLE USE POLICY

            The following constitute violations of this AUP:

            a.Illegal use. Using the Services to transmit any material (by email, uploading, posting, or otherwise) that, intentionally or unintentionally, violates any applicable local, state, national or international law, or any rules or regulations promulgated thereunder.

            b.Harm to minors. Using the Services to harm, or attempt to harm, minors in any way.

            c.Threats. Using the Services to transmit any material (by email, uploading, posting, or otherwise) that threatens or encourages bodily harm or destruction of property.

            d.Harassment. Using the Services to transmit any material (by email, uploading, posting, or otherwise) that harasses another.

            e.Fraudulent activity. Using the Services to make fraudulent offers to sell or buy products, items, or services or to advance any type of financial scam such as "pyramid schemes," "Ponzi schemes," and "chain letters."

            f.Forgery or impersonation. Adding, removing or modifying identifying network header information in an effort to deceive or mislead is prohibited. Attempting to impersonate any person by using forged headers or other identifying information is prohibited. The use of anonymous remailers or nicknames does not constitute impersonation. Using deliberately misleading headers ("munging" headers) in news postings in order to avoid spam email address collectors is allowed.


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            g.Unsolicited commercial email/Unsolicited bulk email. Using the
            Services to transmit any unsolicited commercial email or unsolicited bulk email. Activities that have the effect of facilitating unsolicited commercial email or unsolicited bulk email whether or not that email is commercial in nature, are prohibited.

            h.Unauthorized access. Using the Services to access, or to attempt to access, the accounts of others, or to penetrate, or attempt to penetrate, security measures of EarthLink's or another entity's computer software or hardware, electronic communications system, or telecommunications system, whether or not the intrusion results in the corruption or loss of data.

            i.Copyright or trademark infringement. Using the Services to transmit any material (by email, uploading, posting, or otherwise) that infringes any copyright, trademark, patent, trade secret, or other proprietary rights of any third party, including, but not limited to, the unauthorized copying of copyrighted material, the digitization and distribution of photographs from magazines, books, or other copyrighted sources, and the unauthorized transmittal of copyrighted software. EarthLink is registered under the Digital Millennium Copyright Act of 1998.

            j.Collection of personal data. Using the Services to collect, or attempt to collect, personal information about third parties without their knowledge or consent.

            k.Reselling the services. Reselling the Services without EarthLink's authorization.


            l.Network disruptions and unfriendly activity. Using the Services for any activity which adversely affects the ability of other people or systems to use EarthLink Services or the Internet. This includes "denial of service" (DoS) attacks against another network host or individual user. Interference with or disruption of other network users, network services or network equipment is prohibited. It is the Member's responsibility to ensure that their network is configured in a secure manner. A Member may not, through action or inaction, allow others to use their network for illegal or inappropriate actions. A Member may not permit their network, through action or inaction, to be configured in such a way that gives a third party the capability to use their network in an illegal or inappropriate manner.

            m.News. EarthLink Members should use their best judgment when posting to any newsgroup. Many groups have charters, published guidelines, FAQs, or "community standards" describing what is and is not considered appropriate. Usenet can be a valuable resource if used properly. The continued posting of off-topic articles is prohibited. Commercial advertisements are off-topic in most newsgroups, especially regional groups not specifically named for such. The presence of such articles in a group is not indicative of the group's "intended" use. Please familiarize yourself with basic Usenet netiquette before posting to a newsgroup.

            EarthLink considers "multiposting" to 10 or more groups within a two week sliding window to be excessive. EarthLink servers currently limit the number of allowable "cross-posts" to 9.

            EarthLink Members may not cancel messages other than their own messages. A Member may cancel posts forged in that Member's name. We may cancel any postings which violate this AUP.

            n. Long Connections and Multiple Logins. Using a personal account for high volume or commercial use is prohibited. The Services are intended for periodic, active use of email, newsgroups, file transfers, Internet chat, games, and browsing the World Wide Web. Members may stay connected so long as they are actively using that connection for the above purposes. Members may not use the Services on a standby or inactive basis in order to maintain a connection. Pinging is expressly prohibited. Accordingly, EarthLink maintains the right to terminate any member's connection following any extended period of inactivity as determined by EarthLink.


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            o. Exceeding Web Site Size and Traffic Limitations: All EarthLink
            Members receive free webspace for use with their EarthLink Internet access account. Each member's free webspace is allocated a certain amount of traffic per month (traffic is calculated on a formula multiplying the number of hits that your site receives by the size of your files). If a site exceeds its maximum monthly allotment of traffic, the site will become unavailable until the beginning of the next calendar month. A site that exceeds the EarthLink Member's maximum allotment in size will also become unavailable. Unavailability includes but may not be limited to the inability to access the site publicly or to publish to or modify the site's contents via certain Web creation tools. More information about appropriate use of the free member webspace appears under Free Webspace Community Guidelines.

3.REPORTING VIOLATIONS OF EARTHLINK'S AUP

            EarthLink requests that anyone who believes that there is a violation of this AUP direct the information to Director-Abuse Department, at: abuse@earthlink.net.

            If available, please provide the following information:

                  -     The IP address used to commit the alleged violation


                  - The date and time of the alleged violation, including the time zone or offset from GMT

                  -     Evidence of the alleged violation

            Email with full header information provides all of the above, as do syslog files. Other situations will require different methods of providing the above information.

            EarthLink may take any one or more of the following actions in response to complaints:

                  -     issue warnings: written or verbal


                  -     suspend the Member's newsgroup posting privileges


                  -     suspend the Member's account


                  -     terminate the Member's account


                  - bill the Member for administrative costs and/or reactivation charges


                  - bring legal action to enjoin violations and/or to collect damages, if any, caused by violations.

4. REVISIONS TO THIS ACCEPTABLE USE POLICY

            EarthLink reserves the right to revise, amend, or modify this AUP, our Internet Service Agreement and our other policies and agreements at any time and in any manner. Notice of any revision, amendment, or modification will be posted in accordance with the Internet Service

Rev. 06/27/2001

EARTHLINK(TM) INTERNET SERVICE AGREEMENT

READ THIS INTERNET SERVICE AGREEMENT CAREFULLY BEFORE USING OUR INTERNET
SERVICES.


1. INTRODUCTION.

EarthLink, Inc. ("EarthLink") provides its Internet services, as they may exist from time to time


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("Services"), to users who pay a monthly service fee to subscribe to the
Services ("Members") as well as to those who access some of our Services but do not have accounts ("Visitors"). By establishing an account or using the Services, you agree to be bound by this Agreement and to use the Services in compliance with this Agreement, our Acceptable Use Policy and other policies.

If you do not agree to the terms and conditions of this Agreement, including any future revisions, you may not use the Services and if you are a current Member, you must terminate your use of the Services under Section 10.

2. SUBSCRIPTION REQUIREMENTS.


Members must be at least 18 years old. Local access dial-up numbers may not be available in all areas. You are solely responsible for determining if use of a particular dial-up number will cause you to incur long-distance, toll, or other charges. EarthLink is not responsible for any long-distance, toll or other telecommunications charges you incur. Toll-free (800 #), international, and simultaneous login access costs are extra. Current prices for EarthLink's Services are posted throughout our website at http://www.earthlink.net. These rates may also be obtained by calling (800) 395-8425. EarthLink reserves the right to change prices and institute new fees at any time upon 30 days prior notice.

3. PAYMENT OBLIGATIONS OF A MEMBER.

      (a) Members must (i) provide EarthLink with accurate and complete billing information including legal name, address, telephone number, and credit card/billing information, and (ii) report to EarthLink all changes to this information within thirty (30) days of the change. Members are responsible for any charges to their account.

      (b) Members having questions regarding charges to an account, should contact EarthLink's Customer Service Department at (800) 890-6356. All charges are considered valid unless disputed in writing within thirty (30) days of the billing date. Adjustments will not be made for charges that are more than 30 days old.

      (c) Charges are billed to Members' credit cards or debit cards, as applicable, each month for the basic service and any additional usage or services. EarthLink is not responsible for any charges or expenses (e.g. for overdrawn accounts, exceeding credit card limits, etc.) resulting from charges billed by EarthLink.

      (d) If paying by check, payments are due within 25 days after the month in which the charges are incurred.

      (e) If you pay for Services through a prepayment plan, automatic billing described above shall only apply to the charges not paid for through the prepayment plan.

      (f) If you purchase Services through a reseller who in turns pays EarthLink, the reseller must pay all amounts owing for your account. If the reseller fails to pay EarthLink any amounts due -- whether or not you have paid the reseller -- your account will be subject to suspension or cancellation until you or the reseller has paid all amounts due.

      (g)   Delinquent accounts may be suspended or canceled at EarthLink's sole


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            discretion; however, charges will continue to accrue until the account is canceled. EarthLink may bill an additional charge to reinstate a suspended account.

      (h) EarthLink-MindSpring bills for simultaneous logins on an account. This means that multiple users dialing into the same account, at the same time will incur additional charges. All usage plans are billed at one dollar per hour for the length of time all sessions overlap. The simultaneous usage charges are in addition to any other charges in effect for your account. Please note that you are responsible for recognizing when more than one person is logged in at the same time.

      (i)   EarthLink may charge for taxes and other applicable fees.

4. MEMBER'S ACCOUNT, PASSWORD, AND SECURITY.

Upon registration, Members receive a username, password, and account designation. You and members of your household or business, if you have purchased a business account, are the only authorized users of your EarthLink account and must comply with this Agreement. You must keep your password confidential so that no one else may access the Services through your account. You must notify EarthLink immediately upon discovering any unauthorized use of your account.

Using a personal account for high volume or commercial use (e.g., revenue generation, advertising, etc.) is prohibited. Email accounts exceeding the Member's allotted email space may, at EarthLink's discretion, be transferred to a compressed temporary file or storage. EarthLink may delete the temporary file from the server 60 days after notifying you. Any free Web site exceeding the amount of space allotted to such Member may be suspended until the Member reduces the disk space usage to the amount of space allotted or less or purchases additional megabytes. Any free Web site exceeding the traffic limits for such Member will be billed for excess traffic. You may establish a commercial or high-volume account by calling (800) 395-8425.

Members agree not to use any automatic method to avoid inactivity disconnect or to otherwise maintain a connection unless actively using it. Members agree not to provide any public information services over a dial-up connection.

EarthLink may change its POP numbers at any time. EarthLink reserves the right to direct Members to use certain numbers to access the Service or to restrict use of specific access numbers. Usernames, passwords and email addresses are EarthLink's property and EarthLink may alter or replace them at any time.

5. MONITORING THE SERVICES.

EarthLink has no obligation to monitor the Services, but may do so and disclose information regarding use of the Services for any reason if EarthLink, in its sole discretion, believes that it is reasonable to do so, including to: satisfy laws, regulations, or governmental or legal requests; operate the Services properly; or protect itself and its Members. Please see our Privacy Policy. EarthLink may immediately remove your material or information from EarthLink's servers, in whole or in part, which EarthLink, in its sole and absolute discretion, determines to infringe another's property rights or to violate our Acceptable Use Policy.

6. DISCLAIMER OF WARRANTIES AND LIMITATION OF LIABILITY.

EXCEPT FOR CERTAIN PRODUCTS AND SERVICES SPECIFICALLY IDENTIFIED AS BEING OFFERED BY EARTHLINK, EARTHLINK DOES NOT CONTROL ANY MATERIALS, INFORMATION, PRODUCTS, OR SERVICES ON THE INTERNET. THE INTERNET CONTAINS UNEDITED MATERIALS, SOME OF WHICH ARE SEXUALLY EXPLICIT OR MAY BE OFFENSIVE TO YOU. EARTHLINK HAS NO CONTROL OVER AND ACCEPTS NO RESPONSIBILITY FOR SUCH MATERIALS. YOU ASSUME FULL RESPONSIBILITY AND RISK FOR USE OF THE SERVICES AND THE INTERNET AND ARE SOLELY RESPONSIBLE FOR EVALUATING THE ACCURACY, COMPLETENESS, AND USEFULNESS OF ALL SERVICES, PRODUCTS, AND OTHER INFORMATION, AND THE QUALITY AND MERCHANTABILITY OF ALL MERCHANDISE PROVIDED THROUGH THE SERVICE OR THE INTERNET.

THE SERVICES ARE PROVIDED ON AN "AS IS" AND "AS AVAILABLE" BASIS. EARTHLINK DOES NOT WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED, ERROR-FREE, OR


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FREE OF VIRUSES OR OTHER HARMFUL COMPONENTS. EARTHLINK MAKES NO EXPRESS
WARRANTIES AND WAIVES ALL IMPLIED WARRANTIES INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF TITLE, NONINFRINGEMENT, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE REGARDING ANY MERCHANDISE, INFORMATION OR SERVICE PROVIDED THROUGH EARTHLINK OR THE INTERNET GENERALLY. NO ADVICE OR INFORMATION GIVEN BY EARTHLINK OR ITS REPRESENTATIVES SHALL CREATE A WARRANTY. EARTHLINK AND ITS EMPLOYEES ARE NOT LIABLE FOR ANY COSTS OR DAMAGES ARISING DIRECTLY OR INDIRECTLY FROM YOUR USE OF THE SERVICES OR THE INTERNET INCLUDING ANY INDIRECT, INCIDENTAL, EXEMPLARY, MULTIPLE, SPECIAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES. IN ANY EVENT, EARTHLINK'S CUMULATIVE LIABILITY TO ANY MEMBER FOR ANY AND ALL CLAIMS RELATING TO THE USE OF THE SERVICES SHALL NOT EXCEED THE TOTAL AMOUNT OF SERVICE FEES PAID DURING A ONE YEAR PERIOD.

7. SOFTWARE LICENSE.

EarthLink grants to each Member a limited, nonexclusive, nontransferable and nonassignable license to install and use the EarthLink access software (including software from third-party vendors that EarthLink distributes; in object code format), its associated documentation, and any updates thereto ("Licensed Programs") in order to access and utilize the Services. Each Member agrees to use the Licensed Programs solely in conjunction with the Services and for no other purpose. EarthLink may modify the Licensed Programs at any time, for any reason, and without providing notice of such modification to a Member.

The Licensed Programs constitute confidential and proprietary information of EarthLink and EarthLink's licensors and embody trade secrets and intellectual property protected under United States copyright laws, other laws, and international treaty provisions. All right, title, and interest in and to the Licensed Program, including associated intellectual property rights, are and shall remain with EarthLink and EarthLink's licensors. Member shall not translate, decompile, reverse engineer, distribute, remarket, or otherwise dispose of the Licensed Programs or any part thereof.

You may not download, use, or otherwise export or re-export the Licensed Programs or any underlying information or technology except in full compliance with all United States and other applicable laws and regulations. By installing or downloading the Software, you represent and warrant that you are not located in, under the control of or a national or resident of any country on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Deny Orders. Contractor/manufacturer is EarthLink, Inc., 1375 Peachtree Street, N.W., Level A, Atlanta, Georgia 30309.

8. WEB SITE USAGE.

Our site on the World Wide Web with its home pages in the domain "earthlink.com", "earthlink.net", "mindspring.com", "mindspring.net" or any other site operated by EarthLink (the "Web site") is a complimentary information service offered by EarthLink at no charge to users. We may provide links on the Web site to other Web sites which are not under our control. In general, any Web site which has an address (or URL) which does not contain "earthlink.com", "earthlink.net", "mindspring.com" or "mindspring.net" is such a Web site. These links are provided for convenience only and are not intended as an endorsement by EarthLink of the organization or individual operating the Web site or a warranty of any type regarding the Web site or the information on the Web site.

You may provide a hypertext link to our Web site on another Web site, provided that: (a) the link must be clearly marked "EarthLink", (b) the link must "point" to the URL "http://www.earthlink.com" or "http://www.earthlink.net" and not to any other pages within the Web site, (c) the appearance, position and other aspects of the link may not be such as to damage or dilute the goodwill associated with our name and trademark(s), (d) the appearance, position and other aspects of the link may not create the false appearance that an entity is associated with or sponsored by EarthLink , (e) the link, when activated by a user, must display this Web site full-screen and not within a "frame" on the linked Web site, and (f) EarthLink may, in its sole discretion, revoke consent to link to our website at any time. All other hypertext links to the Web site must be approved in writing by EarthLink.


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Some portions of the Web site are made available for the free exchange of ideas by participants and are not regularly monitored nor moderated by EarthLink. EarthLink assumes no responsibility and makes no warranty that it will undertake to screen or remove such material. You agree to hold EarthLink harmless from all claims based upon the materials posted by others. Also, in exchange for availing yourself of the opportunity to upload or provide information to this site and any associated chat rooms or discussion areas, you will indemnify EarthLink from any claims made by third parties regarding the material that you provide. Personal information posted by you to the Web site is posted at your own risk. EarthLink will have no liability arising from use of that information . You shall not use the Web site to distribute or publish any advertising of goods or services, solicitations for funds, or other commercial messages. You agree that you will not post, upload or otherwise introduce a virus or other harmful code onto the Web site.

Your posting of material on the Web site or providing material to EarthLink to use on the Web site will be deemed to be a grant by you to EarthLink of a license to the material to include the material on the Web site and to reproduce, publish, distribute, perform, display, and transmit the material and to prepare derivative works as may be reasonably necessary to do so, and you waive all rights of attribution and integrity with respect to the material.

9. TERM OF AGREEMENT.

Continued use of the Services constitutes acceptance of this Agreement and any future versions. If you are dissatisfied with the Services or any related terms, conditions, rules, policies, guidelines, or practices, your sole and exclusive remedy is to discontinue using the Services and, if you are a Member, to terminate your account.

10. TERMINATION.

You may terminate your account at any time and for any reason by providing notice of intent to terminate to EarthLink by:

      - registered or certified mail, return receipt requested addressed to EarthLink Inc., 1375 Peachtree St. Level A, Atlanta, GA 30309; or

      - telephone calls directed to Accounts-Customer Service at (800) 719-4660, option #2.

Email termination of your basic Internet access account will not be accepted. To terminate DSL service, you must call (888) 829-8466. To terminate Web Hosting and/or Business Services, you must call (800) 237-0148. Your termination will only be complete upon your receipt of a cancellation confirmation number from EarthLink. Charges to your account will stop accruing the day EarthLink provides you with a cancellation confirmation number. Based on your billing cycle, charges accrued prior to your termination may apply after you receive a cancellation confirmation. Email cancellation requests will not be accepted. If your account included space on EarthLink's servers, anything stored on this space will be deleted upon termination.

Without prior notice, EarthLink may terminate this Agreement, your password, your account, or your use of the Services, for any reason, including, without limitation, if EarthLink, in its sole discretion, believes you have violated this Agreement, our Acceptable Use Policy, or any of the applicable user policies, or if you fail to pay any charges when due. EarthLink may provide termination notice to you by: email addressed to your email account or by US Mail or courier service to the address you provided for the Services. All notices to you shall be deemed effective on the first (1st) calendar day following the date of electronic mailing or on the fourth (4th) calendar day following the date of first-class mailing or deposit with a commercial courier service. Sections 3, 4, 6, and 11 of this Agreement shall survive termination of this Agreement.

11. JURISDICTION.

Under California Civil Code Section 1789.3, subscribers who are residents of California are entitled to the following specific consumer rights information: the Complaint Assistance Unit of the Division of Consumer Services of the Department of Consumer Affairs may be contacted in writing at 1020 N. Street, #501, Sacramento, CA 95814 or by telephone at 1-916-445-1254. This Agreement is governed by Georgia law without regard to conflict of law provisions. Any controversy or claim arising out of or relating to this agreement, or the breach thereof, shall be


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settled by arbitration, and administered by the American Arbitration Association under its Commercial Arbitration Rules. Any such arbitration will be governed by Georgia law and will be held in Atlanta, Georgia. The arbitrator will be an expert in the field of Internet services. The arbitrator,s award shall be final and binding and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. There shall be no class action arbitration pursuant to this agreement.

12. MISCELLANEOUS.

This Agreement, the Acceptable Use Policy, the Privacy Policy, and EarthLink's other user policies posted on EarthLink's Web site constitute the entire agreement between you and EarthLink with respect to your use of the Services.

EarthLink may revise, amend, or modify this Agreement, the Acceptable Use Policy and any other user policies and agreements, at any time and in any manner. Notice of any revision, amendment, or modification will be posted on EarthLink's Web site (http://www.earthlink.net) and/or on Member's start pages and/or by email and/or in our various publications and mailings to Members.

Version 1.2
Effective 12/10/2002


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